O. SEGMENT AND GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2013
Segment Reporting [Abstract]
SEGMENT AND GEOGRAPHIC INFORMATION

The Company operates in one reportable segment. The Company’s Chief Executive Officer, who is considered to be the chief operating decision maker, manages the Company’s operations as a whole and reviews financial information presented on a consolidated basis, accompanied by information about product revenue, for purposes of evaluating financial performance and allocating resources.

The following tables set forth the Company’s revenue and asset information by geographic region. Revenue is classified based on the location of product manufacturing plants. Long-lived assets in the tables below comprise only property, plant, equipment and intangible assets (in thousands):

	For the year ended December 31,
	2013	2012	2011
Revenues:	(in thousands)
United States	$14,705	$12,192	$18,767
Taiwan	31,863	15,200	6,547
China	31,856	36,029	22,526
	$78,424	$63,421	$47,840

	As of December 31,
	2013	2012	2011
Long-lived assets:	(in thousands)
United States	$9,415	8,966	$9,457
Taiwan	7,192	3,719	2,325
China	16,337	13,595	14,052
	$32,944	$26,280	$25,834

The Company serves three primary markets, the CATV, internet data center and FTTH markets. Of the Company’s total revenues in 2013, the Company earned $47.4 million, or 60.4%, from the CATV market, $19.4 million, or 24.7%, from the internet data center market, $4.4 million, or 5.6%, from the FTTH market, and $7.3 million, or 9.3%, from other markets. Of the Company’s total revenues in 2012, the Company earned $49.8 million, or 78.6%, from the CATV market, $5.3 million, or 8.3%, from the internet data center market, $3.7 million, or 5.8% from the FTTH market, and $4.6 million, or 7.3% from other markets.